Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ DAVID L. BOREN
David L. Boren, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ JOSEPH M. FARLEY
Joseph M. Farley, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ LOUIS T. HAGOPIAN
Louis T. Hagopian, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer and Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ C.B. HUDSON
C.B. Hudson, Chief Executive Officer and Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ JOSEPH L. LANIER, JR.
Joseph L. Lanier, Jr., Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ MARK S. MCANDREW
Mark S. McAndrew, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ HAROLD T. MCCORMICK
Harold T. McCormick, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ JOSEPH W. MORRIS
Joseph W. Morris, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacities indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form-10, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ R.K. RICHEY
R.K. Richey, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacities indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ GEORGE J. RECORDS
George J. Records, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacities indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ LAMAR C. SMITH
Lamar C. Smith, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ PAUL J. ZUCCONI
Paul J. Zucconi, Director Date: February 25, 2003

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Officer of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the Form 10-K for the fiscal year ended December 31, 2002. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file the Form 10-K, any and all amendments to the Form 10-K and any and all instruments or documents submitted as a part of or in conjunction with the Form 10-K. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.

/s/ GARY L. COLEMAN
Gary L. Coleman, Executive Vice President and Chief Financial Officer (Principal Accounting Officer) Date: February 25, 2003